Federated Hermes Total Return Government Bond Fund
SERVICE SHARES (TICKER FTGSX)
INSTITUTIONAL SHARES (TICKER FTRGX)
CLASS R6 SHARES (TICKER FTGLX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2025
Todd A. Abraham, CFA, will retire on April 3, 2026. Effective upon his retirement, Mr. Abraham will no longer serve as a portfolio manager of the Fund. Accordingly, effective April 3, 2026, please remove all references to Mr. Abraham. The other members of the management team will continue to manage the Fund.
November 5, 2025

Federated Hermes Total Return Government Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457133 (11/25)
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